MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 1999

                                                        Two World Trade Center,
                                                       New York, New York 10048


DEAR SHAREHOLDER:

The U.S. economy, led by consumer demand, has continued to experience robust growth this year. The fixed-income markets anticipated that the Federal Reserve Board would remove the liquidity it provided during last year's international economic crises. The Fed changed monetary policy and raised the federal-funds rate 50 basis points, to 5.25 percent during the summer. By October long-term interest rates had risen to levels last seen two years ago. Subsequently, the Fed raised the federal-funds rate an additional 25 basis points to 5.50 percent in November.


MUNICIPAL MARKET CONDITIONS

Long-term insured municipal index yields began 1999 near a record low of 5.05 percent. By the end of October, municipal index yields had increased 100 basis points to 6.05 percent. Since bond prices move inversely to changes in interest rates, these higher yields resulted in significantly lower bond prices. The increase in yields translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market outperformed U.S. Treasury bonds early in the year but gradually gave ground. The ratio of long-term insured municipal index yields to benchmark 30-year Treasury yields is a measure of relative performance. The ratio declined from 99 percent at the end of 1998 to 91 percent in May before rising to 98 percent by the end of October. A declining ratio means that municipals have outperformed Treasuries. Over the past five years the ratio has ranged from a high of 99 percent, to a low of 82 percent.

Higher interest rates led to a reduction in municipal market underwriting this year. New issue volume declined 20 percent in the first ten months of 1999. Refunding activity, the most interest rate sensitive component of supply, was down 50 percent.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 1999, continued


                          30-YEAR BOND YIELDS 1994-1999

  Date        AAA Ins      Tsy      % Relationship
  ----        -------      ---      --------------
12/31/93       5.40%      6.34%         85.17%
01/31/94       5.40       6.24          86.54%
02/28/94       5.80       6.66          87.09%
03/31/94       6.40       7.09          90.27%
04/29/94       6.35       7.32          86.75%
05/31/94       6.25       7.43          84.12%
06/30/94       6.50       7.61          85.41%
07/29/94       6.25       7.39          84.57%
08/31/94       6.30       7.45          84.56%
09/30/94       6.55       7.81          83.87%
10/31/94       6.75       7.96          84.80%
11/30/94       7.00       8.00          87.50%
12/30/94       6.75       7.88          85.66%
01/31/95       6.40       7.70          83.12%
02/28/95       6.15       7.44          82.66%
03/31/95       6.15       7.43          82.77%
04/28/95       6.20       7.34          84.47%
05/31/95       5.80       6.66          87.09%
06/30/95       6.10       6.62          92.15%
07/31/95       6.10       6.86          88.92%
08/31/95       6.00       6.66          90.09%
09/29/95       5.95       6.48          91.82%
10/31/95       5.75       6.33          90.84%
11/30/95       5.50       6.14          89.58%
12/29/95       5.35       5.94          90.07%
01/31/96       5.40       6.03          89.55%
02/29/96       5.60       6.46          86.69%
03/29/96       5.85       6.66          87.84%
04/30/96       5.95       6.89          86.36%
05/31/96       6.05       6.99          86.55%
06/28/96       5.90       6.89          85.63%
07/31/96       5.85       6.97          83.93%
08/30/96       5.90       7.11          82.98%
09/30/96       5.70       6.93          82.25%
10/31/96       5.65       6.64          85.09%
11/29/96       5.50       6.35          86.61%
12/31/96       5.60       6.63          84.46%
01/31/97       5.70       6.79          83.95%
02/28/97       5.65       6.80          83.09%
03/31/97       5.90       7.10          83.10%
04/30/97       5.75       6.94          82.85%
05/30/97       5.65       6.91          81.77%
06/30/97       5.60       6.78          82.60%
07/30/97       5.30       6.30          84.13%
08/31/97       5.50       6.61          83.21%
09/30/97       5.40       6.40          84.38%
10/31/97       5.35       6.15          86.99%
11/30/97       5.30       6.05          87.60%
12/31/97       5.15       5.92          86.99%
01/31/98       5.15       5.80          88.79%
02/28/98       5.20       5.92          87.84%
03/31/98       5.25       5.93          88.53%
04/30/98       5.35       5.95          89.92%
05/29/98       5.20       5.80          89.66%
06/30/98       5.20       5.65          92.04%
07/31/98       5.18       5.71          90.72%
08/31/98       5.03       5.27          95.45%
09/30/98       4.95       5.00          99.00%
10/31/98       5.05       5.16          97.87%
11/30/98       5.00       5.06          98.81%
12/31/98       5.05       5.10          99.02%
01/31/99       5.00       5.09          98.23%
02/28/99       5.10       5.58          91.40%
03/31/99       5.15       5.63          91.47%
04/30/99       5.20       5.66          91.87%
05/31/99       5.30       5.83          90.91%
06/30/99       5.47       5.96          91.78%
07/31/99       5.55       6.10          90.98%
08/31/99       5.75       6.06          94.88%
09/30/99       5.85       6.05          96.69%
10/31/99       6.03       6.16          97.89%


PERFORMANCE

In this interest rate environment, the net asset value (NAV) of Morgan Stanley Dean Witter California Insured Municipal Income Trust (IIC) declined from $15.00 to $13.51 per share for the fiscal year ended October 31, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.7525 per share, the Trust's total NAV return was -- 5.01 percent. IIC's value on the New York Stock Exchange (NYSE) fell from $14.4375 to $12.50 per share during the same period. Based on this change plus reinvestment of tax-free dividends, IIC's total market return was -- 8.69 percent. On October 31, 1999, IIC's NYSE market price represented a 7.48 percent discount to its NAV.



Monthly dividends for the fourth quarter of 1999 were declared in September. Beginning with the October payment, the dividend was increased from $0.0625 to $0.065 per share. The new dividend rate reflects the Trust's estimated earnings over the next 6 -- 12 months and its $0.116 per share cushion of undistributed net investment income on October 31, 1999.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 1999, continued


PORTFOLIO STRUCTURE

The Trust's investments were diversified among 10 long-term sectors and 40 credits. At the end of October, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest rate changes, was 9.2 years. Issues in the refunded bond category comprised 10 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. The accompanying charts provide current information on the portfolio's credit enhancements and sector distribution. Optional call provisions by year with their respective cost (book) yields are also charted.


THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. Weekly ARPS yields ranged between 2.39 and 4.75 percent. In comparison, the yield on 1-year municipal notes increased from 3.04 percent at the end of 1998, to 3.77 percent at the end of October 1999. The Trust's four ARPS series totaled $65 million and represented 27 percent of net assets.


LOOKING AHEAD

The Federal Reserve Board raised interest rates twice in the summer and again in November 1999. This confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. Depending on the impact of tight labor markets and higher commodity prices on inflation, the central bank may raise short-term interest rates further. However, we believe municipal bonds continue to offer long-term investors good value especially in relationship to Treasuries.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 1999, continued


addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal year ended October 31, 1999, the Trust purchased and retired 124,200 shares of common stock at a weighted average market discount of 5.36 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,


  /s/ C. Fiumefreddo                          /s/ Mitchell M. Merin
CHARLES A. FIUMEFREDDO                       MITCHELL M. MERIN
Chairman of the Board                        President

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 1999, continued


LARGEST SECTORS AS OF OCTOBER 31, 1999
(% OF NET ASSETS)

WATER & SEWER ................. 20%
PUBLIC FACILITIES ............. 17%
TAX ALLOCATION ................ 14%
TRANSPORTATION ................ 10%
ELECTRIC ...................... 10%
REFUNDED ...................... 10%
GENERAL OBLIGATION ............  9%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)

FSA ...........................  4%
FGIC .......................... 19%
AMBAC ......................... 24%
MBIA .......................... 53%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 1999, continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                                OCTOBER 31, 1999

                                                       WEIGHTED AVERAGE
                                                       CALL PROTECTION: 5 YEARS

PERCENT CALLABLE*

CALL STRUCTURE (BAR GRAPH):
----------------------------------------------------------
CALL DATES                          INSURED CALIFORNIA IIC
----------                          ----------------------
  1999 .............................           -
  2000 .............................          2%
  2001 .............................           -
  2002 .............................         18%
  2003 .............................         61%
  2004 .............................          1%
  2005 .............................           -
  2006 .............................          1%
  2007 .............................          2%
  2008 .............................          5%
  2009 .............................          2%
  2010+.............................          8%

                              0.00%      100.00%
                                         -------
Weighted Avg Call Protec:                      5

YEARS BONDS CALLABLE

                              COST (BOOK) YIELD**

                                                       WEIGHTED AVERAGE
                                                       CALL PROTECTION: 5 YEARS

COST BOOK YIELD (STRUCTURE) BAR GRAPH
----------------------------------------------------------
YIELD DATES                         INSURED CALIFORNIA IIC
----------                          ----------------------
  1999 .............................        0.00%
  2000 .............................        5.00%
  2001 .............................        0.00%
  2002 .............................        5.67%
  2003 .............................        5.73%
  2004 .............................        5.68%
  2005 .............................        0.00%
  2006 .............................        6.05%
  2007 .............................        5.47%
  2008 .............................        5.21%
  2009 .............................        5.18%
  2010+.............................        5.46%

Weighted Avg Call Protec:                   5.65%

*    % BASED ON LONG-TERM PORTFOLIO.

** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST EARNED A BOOK YIELD OF 5.7% ON 18% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST RESULTS OF ANNUAL MEETING (unaudited)


                                     * * *


On October 28, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:


(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Wayne E. Hedien

   For ......................................    10,416,016
   Withheld .................................       208,926

John L. Schroeder
   For ......................................    10,409,176
   Withheld .................................       215,766

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Dr. Manuel H. Johnson

   For ......................................           972
   Withheld .................................             0

The following Trustees were not standing for reelection at this meeting:

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
    ACCOUNTANTS:

   For ......................................    10,324,886
   Against ..................................        53,076
   Abstain ..................................       246,980

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST PORTFOLIO OF INVESTMENTS October 31, 1999


 PRINCIPAL
 AMOUNT IN                                                                              COUPON   MATURITY
 THOUSANDS                                                                               RATE      DATE         VALUE
-----------                                                                            -------- ---------- ---------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (96.4%)
            General Obligation (9.3%)
            California,
 $  9,000     Various Purpose Dtd 04/01/93 (FSA) ..................................... 5.50 %   04/01/19    $  8,596,620
    4,000     Veterans Ser BD, BE & BF (AMT) (AMBAC) ................................. 6.375    02/01/27       4,002,520
    2,000     Refg Dtd 10/01/98 (MBIA) ............................................... 4.50     10/01/28       1,569,840
            Industry,
    3,000     Refg Issue of 1993 (MBIA) .............................................. 5.50     07/01/13       3,002,610
    4,900     Refg Issue of 1993 (MBIA) .............................................. 5.50     07/01/16       4,769,317
 --------                                                                                                   ------------
   22,900                                                                                                     21,940,907
 --------                                                                                                   ------------

            Educational Facilities Revenue (0.4%)
    1,000   California Educational Facilities Authority, Santa Clara University
 --------     Ser 1999 (AMBAC) ....................................................... 5.25     09/01/18         927,660

            Electric Revenue (9.6%)
    5,000   Los Angeles Department of Water & Power, Refg Issue of 1993
              (Secondary MBIA) ....................................................... 5.875    09/01/30       4,932,950
    8,000   M-S-R Public Power Agency, San Juan Refg Ser F (AMBAC) ................... 6.00     07/01/20       8,048,800
            Sacramento Municipal Utility District,
    2,000     Refg 1993 Ser D (FGIC) ................................................. 5.25     11/15/12       1,979,480
    7,000     Refg 1993 Ser D (MBIA) ................................................. 5.625    11/15/15       6,952,400
    1,080   Puerto Rico Electric Power Authority, Power Ser GG (FSA) ................. 4.75     07/01/21         919,728
 --------                                                                                                   ------------
   23,080                                                                                                     22,833,358
 --------                                                                                                   ------------

            Hospital Revenue (4.9%)
    4,150   Bakersfield, Adventist Health West Ser 1993 (MBIA) ....................... 5.50     03/01/19       3,918,554
            California Health Facilities Financing Authority,
    3,000     Cedars -- Sinai Medical Center Ser 1997 A (MBIA) ....................... 5.25     08/01/27       2,671,500
    3,000     Children's Hospital -- San Diego Ser 1993 (MBIA) ....................... 5.75     07/01/23       2,909,250
    2,000   Marysville, Fremont -- Rideout Group Health Refg Ser 1993-A (AMBAC) ...... 5.55     01/01/13       1,992,440
 --------                                                                                                   ------------
   12,150                                                                                                     11,491,744
 --------                                                                                                   ------------

            Mortgage Revenue -- Single Family (1.3%)
    3,000   California Housing Financing Agency, Home 1996 Ser E (AMT) (MBIA) ........ 6.05     08/01/15       3,034,620
 --------                                                                                                   ------------

            Public Facilities Revenue (17.0%)
   10,000   Alameda County, Santa Rita Jail 1993 Refg COPs (MBIA) .................... 5.70     12/01/14      10,055,500
   14,000   Beverly Hills Public Financing Authority, 1993 Refg Ser A (MBIA) ......... 5.65     06/01/15      14,045,640
    9,000   California Public Works Board, Corrections Refg 1993 Ser B (MBIA) ........ 5.50     12/01/12       9,050,310
    3,000   Irvine Unified School District -- Community Facilities District #86-1,
              Special Tax Ser 1998 (AMBAC) ........................................... 5.00     11/01/19       2,672,430
    5,000   Modesto, Community Center Refg 1993 Ser A COPs (AMBAC) ................... 5.00     11/01/23       4,414,450
 --------                                                                                                   ------------
   41,000                                                                                                     40,238,330
 --------                                                                                                   ------------

           Tax Allocation Revenue (14.2%)
    7,000   Long Beach Financing Authority, Ser 1992 (AMBAC) ......................... 5.50     11/01/22       6,591,270
    5,000   Orange Redevelopment Agency, Southwest Refg Issue of 1993 A (AMBAC) ...... 5.70     10/01/23       4,838,850

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST PORTFOLIO OF INVESTMENTS October 31, 1999, continued


 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE         VALUE
-----------                                                                                 -------- ----------- ---------------
 $  6,000   Port Hueneme Redevelopment Agency, Central Community 1993 Refg (AMBAC) ........ 5.50 %    05/01/23    $  5,646,120
    5,000   Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC) ................... 5.50      12/15/23       4,701,200
    3,000   Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA) ................. 5.625     08/01/23       2,872,860
    5,000   Santa Clara Redevelopment Agency, Bayshore North 1992 Refg (AMBAC) ............ 5.75      07/01/14       5,027,950
    4,000   Simi Valley Public Financing Authority, 1993 Refg (MBIA) ...................... 5.50      09/01/15       3,921,040
 --------                                                                                                         ------------
   35,000                                                                                                           33,599,290
 --------                                                                                                         ------------

            Transportation Facilities Revenue (10.1%)
    2,000   Alameda Corridor Transportation Authority, Sr Lien Ser 1999 A (MBIA) .......... 5.25      10/01/21       1,831,960
    2,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Ser 1999 (MBIA)..... 5.125     01/15/19       1,803,940
            Los Angeles County Metropolitan Transportation Authority, Sales Tax
    6,000     Refg Ser 1993-A (MBIA) ...................................................... 5.625     07/01/18       5,840,700
    2,000     Refg Ser 1999-C (AMBAC) ..................................................... 5.00      07/01/26       1,733,000
    4,230   San Francisco Airports Commission, San Francisco Int'l Airport Second Ser
              Refg Issue 2 (MBIA) ......................................................... 6.75      05/01/20       4,522,378
            San Francisco Bay Area Rapid Transit District, Sales Tax
    1,255     Ser 1995 (FGIC) ............................................................. 5.50      07/01/20       1,193,944
    1,000     Ser 1998 (AMBAC) ............................................................ 4.75      07/01/23         836,350
    5,000     Ser 1998 (AMBAC) ............................................................ 5.00      07/01/28       4,313,150
    2,000   San Joaquin Hills Transportation Corridor Agency, Toll Road
 --------     Refg Ser 1997 A (MBIA) ...................................................... 5.25      01/15/30       1,771,480
                                                                                                                  ------------
   25,485                                                                                                           23,846,902
 --------                                                                                                         ------------

            Water & Sewer Revenue (20.1%)
   10,000   California Department of Water Resources, Central Valley Ser L (Secondary MBIA) 5.75      12/01/19       9,812,700
    2,000   East Bay Municipal Utility District, Water Ser 1998 (MBIA) .................... 4.75      06/01/34       1,610,000
    7,000   Eastern Municipal Water District, Ser 1993-A COPs (FGIC) ...................... 5.25      07/01/23       6,332,130
   10,000   Los Angeles, Wastewater Refg Ser 1993-A (MBIA) ................................ 5.80      06/01/21       9,866,200
    3,000   Oceanside, Water 1993 Refg COPs (AMBAC) ....................................... 5.70      08/01/14       3,015,750
    3,500   Redding Joint Powers Financing Authority, Wastewater Refg 1992 Ser A (FGIC) ... 6.00      12/01/11       3,663,345
    5,000   Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC) .......................... 5.50      08/01/21       4,732,800
    9,000   South County Regional Wastewater Authority, Morgan Hill Ser 1992 B (FGIC) ..... 5.50      08/01/22       8,497,710
 --------                                                                                                         ------------
   49,500                                                                                                           47,530,635
 --------                                                                                                         ------------

            Refunded (9.5%)
   12,000   Southern California Public Power Authority, Power 1993 Sub Refg Ser A
              (FGIC) (ETM) ................................................................ 5.45      07/01/17      12,074,520
   10,000   Puerto Rico Telephone Authority, Refg Ser M (MBIA) ............................ 5.45      01/01/03+     10,355,400
 --------                                                                                                         ------------
   22,000                                                                                                           22,429,920
 --------                                                                                                         ------------

  235,115   TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $231,543,661)........................     227,873,366
 --------                                                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST PORTFOLIO OF INVESTMENTS October 31, 1999, continued


 PRINCIPAL
 AMOUNT IN                                                                                 COUPON      MATURITY
 THOUSANDS                                                                                  RATE         DATE          VALUE
-----------                                                                             ------------ ------------ ---------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (1.9%)
 $  1,700   California Pollution Control Financing Authority, Pacific Gas & Electric Co
              Ser 1996 F (Demand 11/01/99) ............................................    3.55*%      11/01/26     $  1,700,000
    2,900   Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
              (Demand 11/01/99) .........................................................  3.55*       10/01/22        2,900,000
 --------                                                                                                           ------------

    4,600   TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
 --------   (Identified Cost $4,600,000).......................................................................        4,600,000


 $239,715   TOTAL INVESTMENTS (Identified Cost $236,143,661) (a) .................................       98.3%       232,473,366
 ========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .......................................        1.7          3,991,955
                                                                                                                    ------------
            NET ASSETS ...........................................................................      100.0%      $236,465,321
                                                                                                                    ============

---------------
AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
ETM    Escrowed to maturity.
 +     Prerefunded to call date shown.
 *     Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,298,400 and the aggregate gross unrealized depreciation is $4,968,695, resulting in net unrealized depreciation of $3,670,295.

Bond Insurance:
---------------
AMBAC  AMBAC Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999

ASSETS:
Investments in securities, at value
  (identified cost $236,143,661) ..........................................  $232,473,366
Cash ......................................................................        38,180
Interest receivable .......................................................     4,282,729
Prepaid expenses ..........................................................       143,282
                                                                             ------------
   TOTAL ASSETS ...........................................................   236,937,557
                                                                             ------------
LIABILITIES:
Payable for:
   Dividends to preferred shareholders ....................................       151,687
   Shares of beneficial interest repurchased ..............................       123,006
   Investment management fee ..............................................        85,085
Accrued expenses ..........................................................       112,458
                                                                             ------------
   TOTAL LIABILITIES ......................................................       472,236
                                                                             ------------
   NET ASSETS .............................................................  $236,465,321
                                                                             ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of non-participating $.01 par value, 1,300 shares outstanding) .............  $ 65,000,000
                                                                             ------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 12,691,513 shares outstanding) ..........................   178,969,124
Net unrealized depreciation ...............................................    (3,670,295)
Accumulated undistributed net investment income ...........................     1,465,910
Accumulated net realized loss .............................................    (5,299,418)
                                                                             ------------
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ...........................   171,465,321
                                                                             ------------
   TOTAL NET ASSETS .......................................................  $236,465,321
                                                                             ============
NET ASSET VALUE PER COMMON SHARE
  ($171,465,321 divided by 12,691,513 common shares outstanding) ..........        $13.51
                                                                                   ======


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the year ended October 31, 1999

NET INVESTMENT INCOME:
INTEREST INCOME ...............................  $  13,358,580
                                                 -------------
EXPENSES
Investment management fee .....................        881,376
Auction commission fees .......................        218,789
Professional fees .............................        112,130
Transfer agent fees and expenses ..............         39,844
Auction agent fees ............................         32,875
Shareholder reports and notices ...............         25,413
Registration fees .............................         25,123
Trustees' fees and expenses ...................         18,340
Custodian fees ................................         11,416
Other .........................................         35,101
                                                 -------------
   TOTAL EXPENSES .............................      1,400,407
Less: expense offset ..........................        (11,314)
                                                 -------------
   NET EXPENSES ...............................      1,389,093
                                                 -------------
   NET INVESTMENT INCOME ......................     11,969,487
                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .............................        600,307
Net change in unrealized appreciation .........    (19,912,660)
                                                 -------------
   NET LOSS ...................................    (19,312,353)
                                                 -------------
NET DECREASE ..................................  $  (7,342,866)
                                                 =============


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS


                                                         FOR THE YEAR       FOR THE YEAR
                                                             ENDED             ENDED
                                                       OCTOBER 31, 1999   OCTOBER 31, 1998
                                                      ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...............................   $  11,969,487      $  12,055,419
Net realized gain ...................................         600,307            841,577
Net change in unrealized appreciation ...............     (19,912,660)         8,536,604
                                                        -------------      -------------
    NET INCREASE (DECREASE) .........................      (7,342,866)        21,433,600
                                                        -------------      -------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ...........................................      (2,212,893)        (2,380,800)
Common ..............................................      (9,630,356)        (9,642,125)
                                                        -------------      -------------
    TOTAL DIVIDENDS .................................     (11,843,249)       (12,022,925)
                                                        -------------      -------------
Decrease from transactions in common shares of
  beneficial interest ...............................      (1,637,331)        (1,247,652)
                                                        -------------      -------------
    NET INCREASE (DECREASE) .........................     (20,823,446)         8,163,023
NET ASSETS:
Beginning of period .................................     257,288,767        249,125,744
                                                        -------------      -------------
    END OF PERIOD
    (Including undistributed net investment income of
    $1,465,910 and $1,339,672, respectively) .........  $ 236,465,321      $ 257,288,767
                                                        =============      =============


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.


C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 aggregated $11,579,820 and $16,408,037, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1999, the Trust had transfer agent fees and expenses payable of approximately $1,400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1999 included in Trustees' fees

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued


and expenses in the Statement of Operations amounted to $5,832. At October 31, 1999, the Trust had an accrued pension liability of $37,528 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                        AMOUNT IN                   RESET          RANGE OF
 SERIES     SHARES*     THOUSANDS*      RATE*        DATE       DIVIDEND RATES**
--------   ---------   ------------   ---------   ----------   -----------------
    1        200         $10,000        2.90%      11/01/99      2.90 % -- 3.67%
    2        400          20,000        3.90       09/05/00      3.489  -- 3.90
    3        500          25,000        3.50       07/10/00      3.50   -- 3.65
    4        200          10,000        2.90       11/01/99      2.39   -- 4.75

---------------
*     As of October 31, 1999.
**    For the year ended October 31, 1999.


Subsequent to October 31, 1999 and up through December 3, 1999 the Trust paid dividends to Series 1 through 4 at rates ranging from 2.80% to 3.90% in the aggregate amount of $334,863.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:


                                                                                                           CAPITAL
                                                                                                           PAID IN
                                                                                                          EXCESS OF
                                                                              SHARES       PAR VALUE      PAR VALUE
                                                                          -------------- ------------- ---------------
Balance, October 31, 1997 ...............................................   12,906,413     $129,064     $181,725,043
Treasury shares purchased and retired (weighted average discount 6.02%)*       (90,700)        (907)      (1,246,745)
                                                                            ----------     --------     ------------
Balance, October 31, 1998 ...............................................   12,815,713      128,157      180,478,298
Treasury shares purchased and retired (weighted average discount 5.36%)*      (124,200)      (1,242)      (1,636,089)
                                                                            ----------     --------     ------------
Balance, October 31, 1999 ...............................................   12,691,513     $126,915     $178,842,209
                                                                            ==========     ========     ============

---------------
*     The Trustees have voted to retire the shares purchased.


6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1999, the Trust utilized approximately $600,000 of its net capital loss carryover. At October 31, 1999, the Trust had a net capital loss carryover of approximately $5,300,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:

                               AMOUNT IN THOUSANDS
-------------------------------------------------------------------------------
     2002                              2003                           2004
     ----                              ----                           ----
    $3,083                            $1,938                          $279
    ======                            ======                          ====


7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 28, 1999, the Trust declared the following dividends from net investment income:

         AMOUNT                     RECORD                    PAYABLE
       PER SHARE                     DATE                      DATE
       ---------                    ------                    -------
         $0.065                 November 5, 1999           November 19, 1999
         $0.065                 December 3, 1999           December 17, 1999

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------
                                                                   1999              1998
                                                              -------------- -------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period  .......................     $15.00            $ 14.27
                                                                  ------            -------
Income (loss) from investment operations:
  Net investment income ......................................      0.94               0.94
  Net realized and unrealized gain (loss) ....................     (1.52)              0.72
                                                                  ------            -------
Total income (loss) from investment operations ..............      (0.58)              1.66
                                                                  ------            -------
Less dividends from:
  Net investment income ......................................     (0.75)             (0.75)
  Common share equivalent of dividends paid to preferred
    shareholders ..............................................    (0.17)             (0.19)
                                                                  ------            -------
Total dividends  ............................................      (0.92)             (0.94)
                                                                  ------            -------
Anti-dilutive effect of acquiring treasury shares ...........       0.01               0.01
                                                                  ------            -------
Net asset value, end of period  .............................     $13.51            $ 15.00
                                                                  ======            =======
Market value, end of period .................................     $12.50            $14.438
                                                                  ======            =======
TOTAL RETURN+ ...............................................      (8.69)%            13.88%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses ..............................................       0.75 %(1)          0.74%(1)
Net investment income before preferred stock dividends  .....       6.41 %             6.39%
Preferred stock dividends ...................................       1.18 %             1.26%
Net investment income available to common shareholders ......       5.23 %             5.13%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .....................   $236,465           $257,289
Asset coverage on preferred shares at end of period .........        363 %              395%
Portfolio turnover rate .....................................          5 %                5%

                                                                    FOR THE YEAR ENDED OCTOBER 31*
                                                              -------------------------------------------
                                                                   1997         1996           1995
                                                              ------------- ------------ ----------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period  .......................    $ 13.55       $13.40         $11.29
                                                                 -------       ------         ------
Income (loss) from investment operations:
  Net investment income ......................................      0.94         0.93           0.92
  Net realized and unrealized gain (loss) ....................      0.68         0.05           2.12
                                                                 -------       ------         ------
Total income (loss) from investment operations ..............       1.62         0.98           3.04
                                                                 -------       ------         ------
Less dividends from:
  Net investment income ......................................     (0.75)       (0.72)         (0.77)
  Common share equivalent of dividends paid to preferred
    shareholders ..............................................    (0.18)       (0.17)         (0.18)
                                                                 -------       ------         ------
Total dividends  ............................................      (0.93)       (0.89)         (0.95)
                                                                 -------       ------         ------
Anti-dilutive effect of acquiring treasury shares ...........       0.03         0.06           0.02
                                                                 -------       ------         ------
Net asset value, end of period  .............................    $ 14.27       $13.55         $13.40
                                                                 =======       ======         ======
Market value, end of period .................................    $13.375       $12.00         $11.75
                                                                 =======       ======         ======
TOTAL RETURN+ ...............................................      18.22%        8.54%         12.93%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses ..............................................       0.74%        0.76%          0.81%(1)
Net investment income before preferred stock dividends  .....       6.85%        6.93%          7.39%
Preferred stock dividends ...................................       1.29%        1.24%          1.44%
Net investment income available to common shareholders ......       5.56%        5.69%          5.95%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .....................   $249,126     $244,210      $ 249,232
Asset coverage on preferred shares at end of period .........        382%         375%           383%
Portfolio turnover rate .....................................          4%           1%             1%

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)   Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter California Insured Municipal Income Trust (the "Trust") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 1999



                      1999 FEDERAL TAX NOTICE (unaudited)


      For the year ended October 31, 1999, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn                                           MORGAN STANLEY
Wayne E. Hedien                                         DEAN WITTER
Dr. Manuel H. Johnson                                   CALIFORNIA
Michael E. Nugent                                       INSURED
Philip J. Purcell                                       MUNICIPAL
John L. Schroeder                                       INCOME TRUST

OFFICERS
---------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
---------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
---------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



                                                        Annual Report
                                                        October 31, 1999